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                                                                 Exhibit 99.1


                     Certification Required by 18 U.S.C. Sec. 1350
                    (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the filing by Five Star Qaulity Care, Inc. (the "Company") of the Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report"), each of the undersigned hereby certifies, to the best of his knowledge:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ Evrett W. Benton
                                      --------------------------------------
                                      Evrett W. Benton
                                      President and Chief Executive Officer



                                      /s/ Bruce J. Mackey Jr.
                                      --------------------------------------
                                      Bruce J. Mackey Jr.
                                      Treasurer and Chief Executive Officer